Rise and Grow Limited

Condensed Consolidated Financial Statements

For The Period Ended September 30, 2007

(Unaudited)

Rise and Grow Limited

Contents

Rise and Grow Limited
Condensed Consolidated Balance Sheet

		September 30, 2007
		(unaudited)
Assets		
Current:		
Cash and cash equivalents	$	2,188,568
Accounts receivable		1,691,539
Others receivable		221
Prepayment and deposit		18,810
Amount due from a related company		645,737
Deferred tax assets		4,264
Total Current Assets		4,549,139
Equipment, net		87,259
Total Assets	$	4,636,398
Liabilities		
Current:		
Accounts payable	$	4,268
Other payables and accrued liabilities		31,426
Taxes payable		771,033
Amount due to a director		1,624
Deferred tax liabilities		36
Deferred revenue		18,727
Total Current Liabilities		827,114
COMMITMENTS		
Shareholders' Equity		
Common Stock, $0.13 (or HK$1) par value,		
10,000 shares authorized, 1 share issued and outstanding		-
Additional paid-in captial		126,360
Retained earnings		3,607,791
Accumulated other comprehensive income		75,133
Total Shareholders' Equity		3,809,284
Total Liabilities and Shareholders' Equity	$	4,636,398

See accompanying notes to condensed consolidated financial statements

Rise and Grow Limited
Condensed Consolidated Statement of Income and Comprehensive Income
For The Three Months Ended September 30, 2007
(Unaudited)

REVENUE, NET	$	2,346,689
COST OF SALES		93,104
GROSS PROFIT		2,253,585
General and administrative expenses		78,098
Selling expenses		20,716
INCOME FROM OPERATIONS		2,154,771
Interest income, net		1,271
INCOME FROM CONTINUING OPERATIONS BEFORE TAXATION		2,156,042
Income tax expenses		(323,406)
NET INCOME		1,832,636
OTHER COMPREHENSIVE INCOME		
Foreign currency translation gain		39,961
OTHER COMPREHENSIVE INCOME BEFORE INCOME TAXES		39,961
Income taxes related to other comprehensive income		(5,994)
OTHER COMPREHENSIVE INCOME, NET OF INCOME TAXES		33,967
COMPREHENSIVE INCOME	$	1,866,603

See accompanying notes to condensed consolidated financial statements

Rise and Grow Limited
Condensed Consolidated Statement of Cash Flows
For The Three Months Ended September 30, 2007
(Unaudited)

Cash Flows From Operating Activities:		
Net income	$	1,832,636
Adjustments to reconcile net income to net cash provided by operating activities:		
Depreciation		2,447
Deferred taxes		(2,423)
Changes in operating assets and liabilities, net of effect of business combination:		
Accounts receivable		532,803
Others receivable		10,284
Prepayment and deposit		(12,787)
Accounts payable		4,268
Other payables and accrued liabilities		8,115
Taxes payable		406,602
Deferred revenue		18,727
Net cash provided by operating activities		2,800,672
Cash Flows From Investing Activity:		
Purchases of equipment		(53,985)
Net cash used in investing activity		(53,985)
Cash Flows From Financing Activity:		
Amounts due from a related company		(645,737)
Net cash used in financing activity		(645,737)
Net increase in cash and cash equivalents		2,100,950
Effect of exchange rate changes on cash		39,961
Cash and cash equivalents, beginning of the period		47,657
Cash and cash equivalents, end of the period	$	2,188,568
Supplementary Cash Flow Information:		
Interest paid	$	-
Income tax paid	$	-

See accompanying notes to condensed consolidated financial statements

Rise and Grow Limited
Notes to Condensed Consolidated Financial Statements
For The Three Months Ended September 30, 2007
(Unaudited)

1. Organization and Principal of Activities

Rise and Grow Limited ("Rise & Grow" or "the Company") was formed on February 10, 2006 as a Hong Kong limited company. Zhi Bao Da Tong (Beijing) Technology Co. Ltd ("ZBDT"), a company registered in the People's Republic of China (the "PRC" or "China"), was established and incorporated by Rise & Grow and commenced business on June 9, 2007. Rise & Grow's sole business is to act as a holding company for ZBDT.

ZBDT was formed By Rise & Grow with the purpose of developing computer and network software and related products and to promote the development of high-tech industries in the field of Chinese information technology. It does this by controlling it Beijing ZYTX Technology Co., Ltd ("ZYTX"), through an Exclusive Technical Consulting and Service Agreement and related transaction documents dated as of September 28, 2007. In compliance with the PRC's foreign investment restrictions on Internet information services and other laws and regulations, ZBDT conduct all of our Internet information and media services and advertising in China through ZYTX, a domestic Variable Interest Entity ("VIE"), as its primary beneficiary. In accordance with FASB Interpretation No. 46R "Consolidation of Variable Interest Entities" ("FIN 46R"), an Interpretation of Accounting Research Bulletin No. 51, a VIE is to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIE or is entitled to receive a majority of the VIE's residual returns. Upon executing the Service Agreements, ZYTX is now considered a VIE and ZBDT its primary beneficiary.

ZYTX, a company registered in the PRC on October 8, 2006, is an Internet e-business development, online advertisement publishing and related online servicing company, which focuses on the PRC insurance industry. With localized web sites targeting the Greater China, the Company provides a platform through its web site, www.soobao.cn, to consumers, agents and insurance companies for online transaction, advertising, online inquiry, news circulation, statistic analysis and software development. ZYTX also provides online insurance agent services including car, property and life insurance to customers in the PRC.

1. Organization and Principal of Activities (Continued)

The unaudited condensed consolidated financial statements of the Company as of September 30, 2007 and for the three months ended September 30, 2007 have been prepared in accordance with generally accepted accounting principles of interim financial information. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements. However, the information included in these interim financial statements reflect all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for the fair presentation of the financial position and the results of operations. Results shown for interim periods are not necessarily indicative of the results to be obtained for the full year. The condensed balance sheet information as of September 30, 2007 was derived from the audited financial statements included in this Form 8-K.

2. Principle of Consolidation

The Company's businesses are operated through ZYTX and the consolidated financial statements include the assets, liabilities and operating results of ZYTX as the Company's VIE. All significant inter-company accounts and transactions have been eliminated.

Arrangements with this business enterprises have been evaluated, and those in which ZYTX is determined to have controlling financial interest are consolidated. In January 2003, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation ("FIN") No. 46, *Consolidation of Variable Interest Entities* ("FIN 46"), and amended it by issuing FIN 46R in December 2003. FIN 46R addresses the consolidation of business enterprises to which the usual condition of consolidation (ownership of a majority voting interest) does not apply. This interpretation focuses on controlling financial interests that may be achieved through arrangements that do not involve voting interests. It concludes that, in the absence of clear control through voting interests, a company's exposure (variable interest) to the economic risks and potential rewards from the variable interest entity's assets and activities are the best evidence of control. If an enterprise holds a majority of the variable interests of an entity, it would be considered the primary beneficiary. The primary beneficiary is required to consolidate the assets, liabilities and results of operations of the variable interest entity in its financial statements.

3. Summary of Significant Accounting Policies

a. Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

b. Fair Value of Financial Instruments

The carrying value of financial instruments classified as current assets and current liabilities, such as accounts receivables, other receivable, prepayment, accrued expenses, and other payable, approximate fair value due to the short-term maturity of the instruments.

c. Deferred Revenue

Deferred revenue primarily comprises contractual billings in excess of recognized revenue and payments received in advance of revenue recognition.

d. Foreign Currency Translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi ("RMB"). The financial statement is translated into United States dollars from RMB at period-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	September 30, 2007
Period end RMB: US$ exchange rate	7.5108
Period average RMB: US$ exchange rate	7.5635

3. Summary of Significant Accounting Policies (Continued)

e. Revenue Recognition

Advertising

Advertising revenues are derived mainly from online advertising arrangements, which allow advertisers to place advertisements on particular areas of the Company's web sites, in particular formats and over particular periods of time. Advertising revenues from online advertising arrangements are recognized ratably over the displayed period of the contract when the collectibility is reasonably assured. In accordance with Emerging Issues Task Force ("EITF") No. 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables," advertising arrangements involving multiple deliverables are broken down into single-element arrangements based on their relative fair value for revenue recognition purposes, when possible. The Company recognizes revenue on the elements delivered and defers the recognition of revenue for the fair value of the undelivered elements until the remaining obligations have been satisfied. In accordance with EITF No. 01-9, "Accounting for Consideration Given by a Vendor to a Customer or a Reseller of the Vendor's Product," cash consideration given to customers or resellers, for which the Company does not receive a separately identifiable benefit or cannot reasonably estimate fair value, are accounted for as a reduction of revenue rather than as an expense.

Software Development

Software development revenue is recognized in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 97-2 "Software Revenue Recognition", as amended by SOP 98-9 "Modification of SOP 97-2, Software Revenue Recognition with Respect to Certain Transactions".

When the outcome of a contract for software development can be estimated reliably, contract revenue and costs are charged to the income statement by reference to the stage of completion of the contract activity at the balance sheet date, as measured by the proportion that costs incurred to date bear to estimated total costs for each contract.

3. Summary of Significant Accounting Policies (Continued)

e. Revenue Recognition (Continued)

Insurance Commission

Insurance revenues represent commissions earned from performing agency-related services. Insurance commission are recognized at the later of the customer is initially billed or the insurance policy effective date.

4. Income Tax

(a) Corporation Income Tax ("CIT")

The Company adopted the provisions of FASB Interpretation No.48, "Accounting for Uncertainly in Income Taxes – an Interpretation of FASB Statement No. 109," ("FIN 48"), on January 1, 2007. The Company did not have any material unrecognized tax benefits and there was no effect on its financial condition or results of operations as a result of implementing FIN 48.

On March 16, 2007, the National People's Congress of China approved the Corporate Income Tax Law of the People's Republic of China (the "new CIT Law"), which is effective from January 1, 2008. Under the new CIT Law, the corporate income tax rate applicable to the Company starting from January 1, 2008 will be 25%, replacing the currently applicable tax rate of 33%. The new CIT Law has an impact on the deferred tax assets and liabilities of the Company. As there is still no detailed implementation rulings released, the Company adjusted deferred tax balances as of June 30, 2007 based on their best estimates and will continue to assess the impact of such new law in the future. Effects arising from the enforcement of new CIT law have been reflected in the accompanying condensed consolidated financial statements.

4. Income Tax (Continued)

(a) Corporation Income Tax ("CIT") (continued)

Pursuant to the PRC Income Tax Laws, the Company is subject to CIT at a preferential rate of 15% as a high-tech enterprise. Income tax expense for the period ended September 30, 2007 is summarized as follows:

		2007
CIT	$	325,787
Deferred tax assets		(2,417)
Deferred tax liabilities		36
Income tax expense	$	323,406

The tax effects of temporary differences that give rise to the Company's deferred tax assets as of September 30, 2007 is as follow:

Deferred tax assets:		2007
Consumable expenses	$	920
Business tax		4
Social welfare expenses		3,340
Total deferred tax assets	$	4,264

The tax effects of temporary differences that give rise to the Company's deferred tax liabilities as of September 30, 2007 is as follow:

Deferred tax liabilities:		2007
Commission income		36
Total deferred tax liabilities	$	36

(b) Business Tax

Pursuant to the relevant PRC tax laws, the Company is subject to business tax at 5% of the gross sales, excluding the software development income. For the period ended September 30, 2007, the Company has provided a total business tax of $111,677.

5. Commitments

The Company occupies office spaces leased from third parties. For the three months ended September 30, 2007, the Company recognized $17,433 as rental expense for these spaces. As of September 30, 2007, the Company has outstanding commitments with respect to non-cancelable operating leases as follows:

		Amount
Less than one year	$	89,863
More than one year but within five years		965
Total	$	90,828

6. Amounts due from a related party and Amount due to a director

As of September 30, 2007, the Company has an outstanding amount of $645,737 due from Jin Zheng Wan Tong Network ("JZWT"), which has a common director and legal representative with the Company. The remaining balance is interest free, unsecured and has a due date by JZWT on October 31, 2007. As of November 9, 2007, JZWT repays all the outstanding amount to the Company.

The Company has also an outstanding amount of $1,624 due to a director as of September 30, 2007.

7. Certain Risk and Concentration

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable.

The Company has $2,184,633 in bank deposits with a bank in China, which constitutes about 99% of its total cash and cash equivalent as of September 30, 2007. Historically, deposits in Chinese banks are secured due to the state policy on protecting depositors' interests. However, China promulgated a new Bankruptcy Law in August 2006, which comes into effect on June 1, 2007. The new Bankruptcy Law contains a separate article expressly stating that the State Council may promulgate implementation measures for the bankruptcy of Chinese banks. Under the new Bankruptcy Law, a Chinese bank may go bankrupt. In addition, since China's concession to WTO, foreign banks have been gradually permitted to operate in China and have been severe competitors against Chinese banks in many aspects, especially since the opening of Renminbi business to foreign banks in late 2006.

Therefore, the risk of bankruptcy of the bank in which that the Company has deposits has increased. In the event of bankruptcy of the bank which holds the Company's deposits, it is unlikely to claim its deposits back in full since it is unlikely to be classified as a secured creditor based on PRC laws.

Accounts receivable consist primarily of software development clients and insurance agents. As of September 30, 2007, approximately 66% of the accounts receivable and 43% of revenues were derived from the software development business. Regarding its online advertising and insurance agency operations, no individual customer accounted for more than 10% of total net revenues for the period ending September 30, 2007.

Rise and Grow Limited
Notes to Condensed Consolidated Financial Statements
For The Three Months Ended September 30, 2007
(Unaudited)

8. Segment Information

Based on criteria established by SFAS 131, "Disclosures about Segments of an Enterprise and Related Information," the Company operates three business segments for the period ended September 30, 2007, which are software development, online insurance advertising and insurance agency within the PRC. The following is the summary about the Company by business for the period ended September 30, 2007:

September 30, 2007		Software Development		Online Insurance Advertising		Insurance Agency		Total
Revenue	$	1,004,826	$	1,341,627	$	236	$	2,346,689
Cost of sales		18,610		74,494		-		93,104
Gross profit margins	$	986,216	$	1,267,133	$	236	$	2,253,585
Long-lived assets	$	20,119	$	67,140	$	-	$	87,259
Current assets	$	1,123,234	$	583,320	$	2,663	$	1,709,217

9. Subsequent Event

On December 18, 2007, the Shareholders of the Company, (collectively, "Shareholders") and Dexterity Surgical, Inc. ("DEXT") closed the transactions contemplated by the Share Exchange Agreement. Pursuant to the Share Exchange Agreement, the Shareholders have agreed to transfer to DEXT and DEXT has agreed to acquire from the Shareholders, all of the Share of the Company (the "Share"), which Share constitute 100% of the outstanding capital stock of the Company, in exchange for 26,400,000 shares of DEXT's Common Stock, which shares shall ultimately constitute 66% of the fully diluted outstanding shares of DEXT's Common Stock after the closing of the transactions. This share exchange transaction resulted in those Shareholders obtaining a majority voting interest in DEXT. Generally accepted accounting principles require that the company whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purposes, resulting in a reverse acquisition. Accordingly, the share exchange transaction has been accounted for as a recapitalization of DEXT.